                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  July 18, 2001
                                                   -------------


                                NAVISITE, INC.
                                --------------
              (Exact Name of Registrant as Specified in Charter)


       Delaware                         0-27597                 52-2137343
       --------                         -------                 ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)

400 Minuteman Road, Andover, Massachusetts                          01810
------------------------------------------                          -----
(Address of Principal Executive Offices)                          (Zip Code)


                                (978) 682-8300
                                --------------
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

          On July 18, 2001, NaviSite, Inc. (the "Registrant") publicly disseminated a press release announcing the voluntary resignation of its then President and Chief Executive Officer, Joel B. Rosen, effective July 31, 2001, and the appointment of Tricia Gilligan, the Registrant's then Chief Operating Officer, as acting Chief Executive Officer.

          On July 31, 2001, the Registrant publicly disseminated a press release announcing that the Registrant was reducing its workforce by 126 full and part-time employees, representing approximately 25 percent of its total staff. The Registrant also announced the departure of 7 of 13 vice presidents, in the areas of sales, human resources, international, strategic planning, managed services, marketing and technology planning, as well as the General Counsel.

          The full text of the Registrant's press releases issued in connection with the foregoing are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

          99.1  Press Release dated July 18, 2001

          99.2  Press Release dated July 31, 2001

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2001                         NAVISITE, INC.

                                               /s/ Kenneth W. Hale
                                               ----------------------------
                                                Kenneth W. Hale
                                                Chief Financial Officer